Exhibit 99.1

YOGAWORKS, INC. REPORTS FIRST QUARTER 2018 FINANCIAL RESULTS

Raising Fiscal 2018 Guidance

LOS ANGELES, May 14, 2018 – YogaWorks, Inc. (NASDAQ:YOGA) (the “Company”), one of the largest providers of high quality yoga instruction in the U.S., today announced financial results for the first quarter ended March 31, 2018.

Rosanna McCollough, President and Chief Executive Officer of YogaWorks, stated, "We started 2018 on a strong note, delivering first quarter financial results that were at the higher end of our expectations. We are also excited to have made additional progress on our acquisition strategy thus far in the second quarter, as we acquired three studios in the Boston area, bringing us to 69 locations and increasing our market share in the region. Looking ahead, we remain focused on continuing to leverage our robust acquisition pipeline and positioning ourselves as the acquirer of choice to capitalize on the large and fragmented yoga industry. In addition, we have a number of initiatives in place to drive growth in our existing studio base including optimizing our programming across studios, sharpening our marketing efforts, adding teacher trainings and expanding the MyYogaWorks.com network. Taken together, we remain confident that we can deliver increased long-term value for our shareholders.”

Results for the First Quarter Ended March 31, 2018

	March 31, 2018	March 31, 2017
GAAP Results(1)
Net revenue	$15.5 million	$14.0 million
Net loss	$(4.0) million	$(2.6) million

Non-GAAP Results(2)
Studio Count at quarter end	66	50
Adjusted EBITDA	$(1.1) million	$841 thousand
Adjusted free cash flow	$(810) thousand	$766 thousand
Studio-Level free cash flow	$3.1 million	$3.1 million
Studio-Level EBITDA	$2.8 million	$3.2 million
Adjusted net loss	$(3.5) million	$(2.0) million

(1)	U.S. generally accepted accounting principles (“GAAP”).
(2)

Adjusted EBITDA, Studio-Level EBITDA, Adjusted free cash flows, Studio-Level free cash flows and Adjusted net loss are non-GAAP measures. For reconciliations to GAAP net loss, see "Reconciliations of Non-GAAP Financial Measures" accompanying this press release.

For the first quarter ended March 31, 2018:

-	Net revenue was $15.5 million, an 11.0% increase compared to $14.0 million in the first quarter of 2017.

-	The Company ended the quarter with 66 studios in nine regional markets.

-	Adjusted EBITDA was $(1.1) million compared to adjusted EBITDA of $841 thousand for the same quarter last year.

-	Adjusted net loss was $3.5 million compared to adjusted net loss of $2.0 million for the same period last year.

For a reconciliation of GAAP net loss to Adjusted EBITDA, Studio-Level EBITDA, Adjusted free cash flows, Studio-Level free cash flows and Adjusted net loss, please see “Reconciliations of Non-GAAP Financial Measures” accompanying this press release.

Balance Sheet and Cash Flow Highlights

-	Cash and cash equivalents were $18.3 million as of March 31, 2018.

-	Cash used in operating activities was $2.7 million for the quarter as compared to cash provided by operating activities of $783 thousand for the quarter ended March 31, 2017.

Guidance

Guidance for the second quarter and full year fiscal 2018 excludes potential acquisitions.

For the second quarter of 2018, the Company expects net revenue between $13.3 million and $13.8 million and adjusted EBITDA between $(1.6) million and $(1.1) million. This compares to net revenue of $12.5 million and adjusted EBITDA of $(551) thousand for the second quarter of 2017.

For fiscal 2018, the Company expects net revenue between $57.5 million and $59.5 million and adjusted EBITDA between $(2.95) million and $(3.95) million. This compares to net revenue of $54.5 million and adjusted EBITDA of $(1.2) million for 2017.

Conference Call to Discuss First Quarter Results

The Company will host a conference call and webcast to discuss its financial results for the first quarter ended March 31, 2018, today, May 14, 2018, beginning at 4:30 p.m. Eastern Time. Those interested in participating in the call are invited to dial 1-877-407-4018 (U.S.) or 1-201-689-8471 (international). A live webcast of the conference call will also be available online at www.yogaworks.com under the Investor Relations section and will remain available for 30 days following the live call. A replay will also be available two hours following the call through May 28, 2018, via telephone at 1-844-512-2921 (U.S.) and 1-412-317-6671 (international) by entering the replay pin 13679503.

About YogaWorks, Inc.

YogaWorks, Inc. is one of the largest providers of high quality yoga instruction in the U.S., with 69 studios in nine markets including Los Angeles, Orange County, Northern California, New York City, Boston, Baltimore, the Washington, D.C. area, Houston and Atlanta. YogaWorks strives to make yoga accessible to everybody and offers a wide range of class styles for people of all ages and abilities. Through its studios, the Company offers yoga classes, integrated fitness classes, workshops, teacher training programs and yoga-related retail merchandise. In addition to its studio locations, YogaWorks offers online instruction through its MyYogaWorks web platform, which provides subscribers with a highly curated catalog of over 1,100 yoga and meditation classes.

Forward-Looking Statements

This press release may include forward-looking statements that reflect the Company’s current views about future events and financial performance. All statements other than statements of historical facts included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events are forward-looking statements.

These forward-looking statements are expressed in good faith and the Company believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Investors should not place undue reliance on any of the Company’s forward-looking statements because they are subject to a variety of risks and uncertainties. Factors that could cause results to differ from those reflected in the forward-looking statements are set forth in the Company’s prior press releases and public filings with the Securities and Exchange Commission, which are available via the Company’s website at www.yogaworks.com. The forward-looking statements in this press release speak only as of the date of this release and, except as required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

Contacts:

Investor Relations:

Jean Fontana, ICR, Inc.

646-277-1200

IR@yogaworks.com

YogaWorks, Inc.

Condensed Consolidated Balance Sheets

	As of March 31, 2018	As of December 31, 2017
Assets	(Unaudited)
Current assets
Cash and cash equivalents	$18,315,308	$22,095,216
Inventories	1,245,279	1,212,608
Prepaid expenses and other current assets	1,224,276	1,145,067
Total current assets	20,784,863	24,452,891
Property and equipment, net	9,969,836	10,418,203
Intangible assets, net	20,637,786	22,142,275
Goodwill	12,768,773	12,768,773
Other non-current assets	1,288,142	1,224,179
Total assets	$65,449,400	$71,006,321

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable and accrued expenses	$2,456,796	$3,794,569
Accrued compensation	1,105,325	1,947,134
Deferred revenue	7,382,888	7,187,948
Current portion of deferred rent	123,147	122,607
Total current liabilities	11,068,156	13,052,258
Deferred rent, net of current portion	3,413,675	3,418,886
Deferred tax liability	14,748	—
Total liabilities	14,496,579	16,471,144

Stockholders’ equity
Common stock $0.001 par value; 50,000,000 shares authorized and 16,491,856 issued and 16,362,955 outstanding at March 31, 2018 and 16,435,505 issued and 16,332,510 outstanding at December 31, 2017	16,363	16,333
Additional paid-in capital	112,028,925	111,650,415
Accumulated deficit	(61,092,467)	(57,131,571)
Total stockholders’ equity	50,952,821	54,535,177
Total liabilities and stockholders’ equity	$65,449,400	$71,006,321

YogaWorks, Inc.

Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended March 31,
	2018	2017
Net revenues	$15,529,813	$13,990,094
Cost of revenues and operating expenses
Cost of revenues	5,923,849	5,128,753
Center operations	6,771,916	5,686,637
General and administrative expenses	4,404,933	3,010,386
Depreciation and amortization	2,378,757	2,201,585
Total cost of revenues and operating expenses	19,479,455	16,027,361
Loss from operations	(3,949,642)	(2,037,267)
Interest (income) expense, net	(6,130)	561,631
Net loss before income taxes	(3,943,512)	(2,598,898)

Provision for income taxes	17,384	17,900
Net loss	$(3,960,896)	$(2,616,798)

YogaWorks, Inc.

Condensed Consolidated Statements of Cash Flows (Unaudited)

	Three Months Ended March 31,
	2018	2017
Cash flows from operating activities
Net loss	$(3,960,896)	$(2,616,798)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	2,378,757	2,201,585
Deferred tax	14,748	16,725
Paid-in-kind interest expense capitalized to convertible note	—	193,917
Beneficial conversion feature	—	147,987
Amortization of debt issuance cost	—	27,806
Stock-based compensation expense	452,176	538,872
Changes in operating assets and liabilities:
Inventories	(32,671)	146,856
Prepaid expenses and other current assets	(79,209)	1,053,988
Other non-current assets	(63,963)	(52,535)
Accounts payable and accrued expenses	(720,731)	(327,352)
Accrued compensation	(841,809)	(463,785)
Deferred revenue	194,940	(114,758)
Deferred rent and other non-current liabilities	(4,671)	30,730
Net cash (used in) provided by operating activities	(2,663,329)	783,238
Cash flows from investing activities
Purchase of property, equipment, and intangible assets	(425,901)	(196,370)
Acquisition earnout and holdback payments	(617,042)	—
Net cash used in investing activities	(1,042,943)	(196,370)
Cash flows from financing activities
Repurchase of shares to satisfy tax withholding	(73,636)	—
Principal payment on term loans	—	(43,750)
Principal payment on subordinated notes	—	(200,000)
Proceeds from issuance of convertible note	—	3,200,000
Net cash (used in) provided by financing activities	(73,636)	2,956,250
(Decrease) increase in cash and cash equivalents	(3,779,908)	3,543,118
Cash and cash equivalents, beginning of period	22,095,216	1,912,421
Cash and cash equivalents, end of period	$18,315,308	$5,455,539
Supplemental disclosure of cash flow information
Cash paid during the year for:
Interest paid	$—	$138,551
Supplemental disclosure of non-cash activities
Financing activities
Dividends on preferred redeemable stock accrued	$—	$995,743
Conversion of convertible notes to equity	—	11,825,774
Conversion of preferred redeemable stock to equity	—	62,388,567

Reconciliations of Non-GAAP Financial Measures

This press release contains financial measures called Adjusted EBITDA, Studio-Level EBITDA, Adjusted free cash flow, Studio-Level free cash flow and Adjusted net loss which are not calculated in accordance with GAAP. The Company uses these financial measures to understand and evaluate its business. Adjusted EBITDA is a supplemental measure of the operating performance of the core business operations. Studio-Level EBITDA is a supplemental measure of the operating performance of the studios. Adjusted free cash flow is a supplemental measure of the operating performance of the core business operations excluding deferred revenue. Studio-Level free cash flow is a supplemental measure of the operating performance of the studios excluding deferred revenue. Adjusted net loss is a supplemental measure of operating performance that is adjusted for certain non-recurring items that we do not believe directly reflect the core business operations. Accordingly, the Company believes Adjusted EBITDA, Studio-Level EBITDA, Adjusted free cash flow, Studio-Level free cash flow and Adjusted net loss provide useful information to investors and others in understanding and evaluating the Company’s operating results in the same manner as management and the Board. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

Adjusted EBITDA, Studio-Level EBITDA, Adjusted free cash flow and Studio-Level free cash flow

The following table presents a reconciliation of Adjusted EBITDA and Studio-Level EBITDA to Net loss. In addition, Adjusted free cash flow and Studio-Level free cash flow are presented for each of the periods indicated:

	Three Months Ended March 31,
	2018	2017
(in thousands)	(Unaudited)
Net loss	$(3,961)	$(2,617)
Interest (income) expense, net	(6)	562
Provision for income taxes	17	18
Depreciation and amortization	2,379	2,201
Deferred rent(a)	(5)	31
Stock based compensation(b)	452	539
Severance(c)	—	82
Professional fees(d)	55	—
Great Hill Partners expense reimbursement fees(e)	—	25
Adjusted EBITDA	(1,069)	841
Change in deferred revenue(f)	259	(75)
Adjusted free cash flow	(810)	766
Other general and administrative expenses(g)	3,898	2,364
Studio-Level free cash flow	3,088	3,130
Change in deferred revenue(f)	(259)	75
Studio-Level EBITDA	$2,829	$3,205

(a)	Reflects the extent to which our rent expense for the period has been above or below our cash rent payments.
(b)	Non-cash charges related to equity-based compensation programs, which vary from period to period depending on timing of awards and forfeitures.
(c)	Severance expenses incurred in the period related to the termination of studio and non-studio employees.
(d)	Professional fees related to certain accounting, tax and consulting services that were expensed in connection with our acquisitions.
(e)

Represents expense reimbursement fees incurred in connection with our Expense Reimbursement Agreement with affiliates of Great Hill Equity Partners V, L.P. and Great Hill Investors, LLC (collectively, “Great Hill Partners” or “GHP”), which was terminated upon completion of our IPO.

(f)	Represents change in deferred revenue that is reflected in the consolidated statements of operations, excluding the change in gift card liabilities.
(g)

Represents general and administrative expenses that are corporate and regional expenses and not incurred by our studios, and which are primarily comprised of expenses related to (i) wages and benefits of corporate and regional employees, (ii) non-studio rent, utilities and maintenance, (iii) corporate and regional marketing and advertising, and (iv) corporate professional fees. Other general and administrative expenses exclude any general and administrative expenses related to deferred rent, stock-based compensation, legal settlement, severance, executive recruiting, professional fees, the Great Hill Partners expense reimbursement fees or any other general and administrative expenses that are included in the reconciliation of net loss to Adjusted EBITDA.

Adjusted net loss

The following table presents a reconciliation of Adjusted net loss to Net loss for each of the periods indicated:

	Three Months Ended March 31,
	2018	2017
(in thousands)	(Unaudited)
Net loss	$(3,961)	$(2,617)
Stock based compensation(a)	452	539
Severance(b)	—	82
Professional fees(c)	55	—
Great Hill Partners expense reimbursement fees(d)	—	25
Adjusted net loss	$(3,454)	$(1,971)

(a)	Non-cash charges related to equity-based compensation programs, which vary from period to period depending on timing of awards and forfeitures.
(b)	Severance expenses incurred in the period related to the termination of studio and non-studio employees.
(c)	Professional fees related to certain accounting, tax and consulting services that were expensed in connection with our acquisitions.
(d)	Represents expense reimbursement fees incurred in connection with our Expense Reimbursement Agreement with Great Hill Partners, which was terminated upon completion of our IPO.